HODGES FUND

         SUPPLEMENT DATED APRIL 20, 1999 TO PROSPECTUS DATED AUGUST 1, 1998

Effective April 20, 1999, the Fund's shares will be sold without any front-end sales charge. First Dallas Securities, the Fund's Distributor, has agreed to waive a portion of the Fund's distribution (Rule 12b-1) fee, which permits a payment to the Distributor of up to 0.50% of the Fund's average daily net assets on an annual basis, so that the fee will not exceed 0.25% of this amount.

The following information revises and supplements the prospectus

EXPENSE TABLE   (Prospectus page 2)

Expenses are one of several factors to consider when investing in a Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Funds. Actual expenses may be more or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases...............................  None
    Maximum Sales Load Imposed on Reinvested Dividends....................  None
    Deferred Sales Load...................................................  None
    Redemption Fees.......................................................  None
    Exchange Fee..........................................................  None

ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees           0.85%
   12b-1 Fees                         0.25%
   Other expenses                     0.57%
   Total Operating Expenses           1.67%
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EXAMPLE

This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Funds over different time periods assuming a $10,000 investment, a 5% annual return, and redemption at the end of each time period.

                  1 Year      3 Years    5 Years   10 Years
                  ------      -------    -------   --------
                   $170        $526       $907      $1976

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT THE FUNDS' ACTUAL RETURN MAY BE HIGHER OR LOWER.

MANAGEMENT OF THE FUND (Prospectus page 7)

Don W. Hodges and Craig D. Hodges are co-managers of the Fund's investment portfolio. Don Hodges has over 39 years of experience in the securities brokerage industry and previously served as President of a large regional brokerage firm. Craig Hodges was a founder and has been a senior officer of First Dallas Securities, the broker-dealer affiliate of the Advisor, and the Fund's distributor, since 1989, where he has managed individual and institutional investment portfolios.

HOW TO INVEST IN THE FUND (Prospectus page 8)

The Fund's shares are offered continuously for purchase at the public offering price, which is equal to the net asset value per share, without any front-end sales charge. The minimum initial investment is $250 for regular and Individual Retirement accounts ("IRAs"), with subsequent investments of at least $50.

Broker dealers and investment advisers may place orders for shares of the Fund on behalf of clients by contacting the Distributor at 800-388-8512. If such orders are placed by the client with the broker-dealer or adviser by 4:00 PM Eastern time any day that the New York Stock Exchange is open for trading, it will be confirmed at the applicable public offering price on that day. Broker-dealers and advisers are responsible for placing orders promptly with the Transfer Agent and for forwarding payment promptly.

Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received an order when an authorized broker or the broker's authorized designee accept the order. Such customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN (Prospectus page 12)

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under that Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund's shares and services it provides to shareholders. The maximum amount of the fee authorized is 0.50% of the Fund's average daily net assets annually. However, the Distributor is waiving a portion of the fee so that the fee will not exceed 0.25% of such assets annually. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and could cost more than paying other types of sales charges.

CHECK-A-MATIC PLAN (Prospectus page 12)

The minimum required automatic monthly investment is $50. This amount may be revised or the Plan discontinued upon further notice to shareholders.

PERFORMANCE INFORMATION (Prospectus page 14)

In addition to total return, the performance of the Fund may be compared in publications to (1) performance of various indices and investments for which reliable performance data is available, and (2) to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

SHAREHOLDER INQUIRIES  (Prospectus page 15)

Shareholder inquiries should be directed to the Fund at (800) 282-2340. You may also contact the Fund at its website: http://www.hodgesfund.com.